WABF P1 03/24

FRANKLIN TEMPLETON ETF TRUST

SUPPLEMENT DATED MARCH 1, 2024

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”),

EACH DATED SEPTEMBER 19, 2023, OF
WESTERN ASSET BOND ETF (THE “FUND”)

1) Effective March 1, 2024, the following is added to the section titled “Fund Summary – Portfolio Managers” of the Fund’s Prospectus:

Michael C. Buchanan
Co-Chief Investment Officer of Western Asset and portfolio manager of the Fund since March 2024.

2) Effective March 1, 2024, the following replaces the last two sentences in the second to last paragraph in the section titled “Fund Details – Principal Investment Policies and Practices” of the Fund’s Prospectus:

The portfolio managers of the Fund are S. Kenneth Leech, Mark S. Lindbloom, Julien A. Scholnick, Frederick R. Marki, Nicholas Mastroianni, John L. Bellows and Michael C. Buchanan. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team (collectively, the “Investment Professionals”).

3) Effective March 1, 2024, the following is added to the section titled “Fund Details – Management” of the Fund’s Prospectus:

Michael C. Buchanan
Mr. Buchanan is a Co-Chief Investment Officer of Western Asset and has been employed by Western Asset as an investment professional for at least the past five years. Mr. Buchanan has been a portfolio manager of the Fund since March 2024.

4) Effective March 1, 2024, the table in the section of the Fund’s SAI titled “Management and Other Services – Portfolio Managers” is amended to include the following:

Name	Number of Other Registered Investment Companies Managed[1]	Assets of Other Registered Investment Companies Managed (x $1 million)[1]	Number of Other Pooled Investment Vehicles Managed[2,3]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[2,3]	Number of Other Accounts Managed[2,3]	Assets of Other Accounts Managed (x $1 million)[2,3]
Michael C. Buchanan*	37	17,340	266	50,580	570	170,690

1. These figures represent registered investment companies other than the Fund included in this SAI.

2. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio managers listed would not be solely responsible for managing such listed amounts.

3. Of these accounts, Mr. Buchanan manages other pooled investment vehicles and other accounts with performance fees with $2,600 million and $12,680 million in assets, respectively.

*Information is provided as of January 31, 2024.

5) Effective March 1, 2024, the following sentence is added to the end of the section titled “Management and Other Services – Investment Professional Compensation – Ownership of Fund shares” of the Fund’s SAI:

Mr. Buchanan does not own any shares of the Fund as of January 31, 2024.

Please retain this supplement for future reference